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EXHIBIT 10.7

                    FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
                    ---------------------------------------

         This First Amendment to the Employment Agreement ("First Amendment") is made and entered into as of December 10, 2007 to amend that certain Employment Agreement dated August 11, 2006 ("Agreement") entered into by Pacific Energy Resources Ltd., a Delaware corporation ("Company") and Jeevan P. Anand ("Employee").

         WHEREAS, the parties wish to amend the Agreement to clarify the terms of the Share Option Grants contained in the Agreement.

         WHEREAS, the parties wish to amend the Agreement in the following respects only:

         1. Section 7.2 (Grant of Share Options) is hereby amended in its entirety to read as follows:

                           "7.2 GRANT OF SHARE OPTIONS. With the prior approval
                  of the Company's Compensation Committee, the Employee shall be granted under and pursuant to the terms of the Company's 2006 Share Option Plan, options to purchase in the aggregate 450,000 shares of stock of the Company and subject to the following vesting schedule contained in the Company's Stock Option Agreement:

                           (a) Options to purchase 200,000 shares shall be vested upon grant shortly after the signing of this Agreement, and

                           (b) Options to purchase 250,000 shares shall be vested to the Employee upon the one year anniversary of this Agreement."

         Except as otherwise provided herein the Agreement remains in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date indicated below.

COMPANY:                                          Pacific Energy Resources Ltd.,
                                                  a Delaware Corporation


                                                  By: /s/ Darren Katic
                                                      --------------------------
                                                      Darren Katic
                                                      President
EMPLOYEE:
                                                  /s/ Jeevan Anand
                                                  ------------------------------
                                                  Jeevan P. Anand